UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2004

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

          New York                  1-9493                    13-5670050
 (State or other jurisdiction     (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)

            105 Corporate Park Drive
             White Plains, New York                         10604
     (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibit 99.1 -- Paxar Corporation Press Release, issued February 12, 2004.

Item 12. Results of Operations and Financial Condition.

     On February 12, 2004, Paxar Corporation issued a press release announcing its fourth-quarter fiscal year 2003 earnings. A copy of Paxar's press release is attached to this report as Exhibit 99.1 and incorporated by reference.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PAXAR CORPORATION
                                              (Registrant)


Date: February 20, 2004                       By:  /s/ Larry M. Segall
                                                   -----------------------------
                                                   Larry M. Segall
                                                   Vice President & Controller